Income taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income taxes
Income taxes

(a)	Analysis of taxation charge for the year

	2017	2016	2015
	$M	$M	$M
Current income taxes:
U.K. corporation tax	—	—	0.3
Adjustments in respect of previous years	(0.3)	0.2	(0.4)
	(0.3)	0.2	(0.1)
Non-U.K. tax	6.3	3.5	7.2
Adjustments in respect of previous years	(0.8)	—	(0.9)
Total current tax charge	5.2	3.7	6.2
Deferred income taxes:
Origination and reversal of temporary differences	(5.3)	2.1	2.7
Adjustments in respect of previous years	0.5	0.2	0.6
Total deferred income taxes (credit) / charge	(4.8)	2.3	3.3
Tax on profit on operations	0.4	6.0	9.5

The income taxes charges relate to continuing activities.

(b)	Factors affecting the taxation charge for the year
The tax assessed for the year differs from the standard rate of 19.25% (2016: 20% and 2015: 20.25%) for corporation tax in the U.K.
The differences are explained below:

	2017	2016	2015
	$M	$M	$M
Profit on operations before taxation	11.9	27.9	25.6
Profit on operations at 2017 standard rate of corporation tax in the U.K. of 19.25% (2016: 20% and 2015: 20.25%)	2.3	5.6	5.2
Effects of:
(Income not taxable) / non-deductible expenses	0.1	0.2	2.4
Unprovided deferred income taxes	0.3	(2.9)	—
Foreign tax rate differences	4.3	2.7	2.6
Effect of U.S. tax reform	(6.0)	—	—
Adjustment in respect of previous years	(0.6)	0.4	(0.7)
Tax expense	0.4	6.0	9.5

The 2017 deferred tax credit includes a non-cash accounting adjustment of $6.0 million following the enactment of U.S. tax reform on December 22, 2017. The non-cash adjustment is due to the reduction in the U.S. federal corporate income tax rate from 35% to 21%, which necessitated a re-measurement of the existing U.S. deferred tax position in 2017.

(c)	Factors that may affect future taxation charge
At December 31, 2017, the Group had carried forward tax losses of $81.9 million (U.K.: $43.6 million, non-U.K.: $38.3 million). Carried forward tax losses for 2016 were $72.1 million (U.K.: $35.3 million, non-U.K.: $36.8 million) and for 2015 were $82.9 million (U.K.: $52.9 million, non-U.K.: $30.0 million). To the extent that these losses are not already recognized as deferred income taxes assets, and available to offset against future taxable profits, it is expected that the future effective tax rate would be below the standard rate in the country where the profits are offset. The Group has unrecognized deferred tax assets relating to certain trading and capital losses and other temporary timing difference of $13.3 million (2016: $12.3 million, 2015: $14.2 million), potentially available for offset against future profits.
Changes to the U.K. corporation tax rates were substantively enacted as part of Finance Bill 2017 (on September 6, 2016) to reduce the main rate down to 17% from April 1, 2020. Deferred taxes at the balance sheet date have been measured using the enacted tax rates and reflected in the Group's consolidated financial statements at December 31, 2017.